Barings

Corporate Investors

Report for the Nine Months Ended September 30, 2021

Adviser

Barings LLC

300 S Tryon St., Suite 2500

Charlotte, NC 28202

Independent Registered Public Accounting Firm

KPMG LLP

Boston, Massachusetts 02110

Counsel to the Trust

Ropes & Gray LLP

Boston, Massachusetts 02111

Custodian

State Street Bank and Trust Company

Boston, Massachusetts 02110

Transfer Agent & Registrar

DST Systems, Inc.

P.O. Box 219086

Kansas City, Missouri 64121-9086

1-800-647-7374

Internet Website

www.barings.com/mci

Barings Corporate Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 1-866-399-1516

Investment Objective and Policy

Barings Corporate Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

Form N-PORT

The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330).

A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at www.barings.com/mci; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at www.barings.com/mci; and (2) on the SEC’s website at http://www.sec.gov.

Legal Matters

The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

 Barings Corporate Investors

TO OUR SHAREHOLDERS

October 31, 2021

We are pleased to present the September 30, 2021 Quarterly Report of Barings Corporate Investors (the “Trust”).

PORTFOLIO PERFORMANCE

The Board of Trustees declared a quarterly dividend of $0.24 per share, payable on November 19, 2021 to shareholders of record on November 8, 2021. The Trust paid a $0.24 per share dividend for the preceding quarter. The Trust earned $0.21 per share of net investment income for the third quarter of 2021, compared to $0.21 per share in the previous quarter.

During the third quarter, the net assets of the Trust increased to $341,861,509 or $16.87 per share compared to $325,874,995 or $16.08 per share on June 30, 2021. This translates to a 6.5% total return for the quarter, based on the change in the Trust’s net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 21.9%, 11.0%, 10.7%, 11.4%, and 12.1% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends.

The Trust’s market price increased 2.3% during the quarter, from $15.20 per share as of June 30, 2021 to $15.55 per share as of September 30, 2021. The Trust’s market price of $15.55 per share equates to a 7.8% discount to the September 30, 2021 net asset value per share of $16.87. The Trust’s average quarter-end discount/premium for the 3, 5 and 10-year periods was -4.2%, -1.9% and 6.6%, respectively. U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the Credit Suisse Leverage Loan Index, increased 0.9% and 1.1% for the quarter, respectively.

PORTFOLIO ACTIVITY

The Trust closed seven new private placement investments and nine add-on investments to existing portfolio companies during the third quarter. The total amount invested by the Trust in these transactions was $23,431,192. Of note, the new platform investments were floating rate term loans, three of which included equity co-investments, and the add-on investments included eight floating rate term loans and one equity co-investment.

The robust growth in investment activity over the last 12 months continued in the third quarter of 2021 with the Trust enjoying a strong quarter in terms of deployment. As the investment landscape has improved, some key trends have continued. First, investment activity is now back to (and even beyond) pre-pandemic levels. Secondly, in the current market, financial sponsors and other ownership groups are motivated to divest portfolio companies due to the high valuations for strong businesses. With the significant dry powder they have available, financial sponsors are also motivated to acquire high-quality businesses which have outperformed through both good times and the more recent uncertainty. Lastly, private equity clients continue to work with a smaller group of trusted lenders with whom they have long-standing relationships and who can offer certainty of execution and creative solutions.

With demand for products and services continuing to increase, one key question is whether supply chains can keep up with the renewed demand and whether we will see material increases in prices as a result of supply-chain bottlenecks, rising raw material and energy costs and labor shortages. Across the world, and particularly in regions with large manufacturing sectors which depend on international trade, these risks may be key. However, it is important to note that such issues do not affect every geography and sector the same. When constructing portfolios, we focus on investing in high-quality businesses which are leaders in their space and offer defensive characteristics which will allow them to perform through the cycle. Therefore, while segments of the broader economy may be affected by potential supply chain issues, increasing raw material and energy costs and labor shortages, we remain confident in the current diverse portfolio to perform through the potential cycle.

We continue to be selective in our investment choices and maintain our underwriting discipline throughout multiple cycles. First, the Trust continues to invest in first lien senior secured loans in high-quality companies in defensive sectors and remains well diversified by industry. This was a strategy put in place more than four years ago and has provided strong risk adjusted returns for the Trust given their senior position in the capital stack. As of September 30, 2021, 57.0% of the Trust’s investment portfolio is in first lien senior secured loans compared to 2.6% as of December 31, 2017. These investments have proven resilient to date and their management teams now have the benefit of having a wealth of knowledge to draw upon from working in such unique and challenging circumstances. Second, we hold meaningful

(Continued)

investment liquidity based on the Trust’s combined available cash balance and short-term investments of $42,839,180 or 11.4% of total assets, and low leverage profile at 0.09x as of September 30, 2021. We have strengthened our liquidity position by entering into a $30.0 million committed revolving credit facility with MassMutual (See Note 4). This facility coupled with the current cash balance provides ample liquidity to support our current portfolio companies to the extent the duration of COVID-19 related stress extends as well as invest in new portfolio companies. Third, we continue to be selective in pruning our equity investments and reinvesting the proceeds into first lien senior secured investments further driving investment income. As always, the Trust continues to benefit from strong relationships with our financial sponsor partners which provides clear benefits including potential access to additional capital if needed, strategic thinking alongside their management teams and high-quality and timely information which is only available in a private market setting. This allows us to work constructively together and maximize the portfolio companies’ long-term health and value.

In closing, we believe it is always appropriate to provide views on the Trust’s long-term dividend policy which is to say, ‘we believe that long-term dividends should be a reflection of long-term core earnings power, even when core earnings power is lower as a result of a higher quality asset mix’. The Trust’s recently announced dividend of $0.24 per share sits slightly above our most recently reported net investment income of $0.21 per share. That said, as we continue to both (1) deploy the Trust’s excess liquidity and (2) seek opportunities to shift the Trust’s non-yielding equity investments to senior secured loans, we expect long-term earnings power to meet the dividend distribution.

Thank you for your continued interest in and support of Barings Corporate Investors.

Sincerely,

Christina Emery

President

Portfolio Composition as of 09/30/21*

* Based on market value of total investments (including cash)

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Barings Corporate Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

September 30, 2021

(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities - private placement investments at fair value (Cost - $291,140,953)	$301,954,064
Corporate restricted securities - rule 144A securities at fair value (Cost - $14,427,431)	15,636,215
Corporate public securities at fair value (Cost - $10,138,745)	10,608,384
Short-term securities at fair value (Cost - $24,498,655)	24,498,655

Total investments (Cost - $340,205,784)	352,697,318

Cash	18,335,223
Foreign currencies (Cost - $5,290)	5,302
Dividend and interest receivable	2,127,503
Receivable for investments sold	202,272
Deferred financing fees	73,187
Other assets	1,607,867

Total assets	375,048,672

Liabilities:
Note payable	30,000,000
Payable for investments purchased	1,781,499
Investment advisory fee payable	1,068,317
Interest payable	135,317
Accrued expenses	202,030

Total liabilities	33,187,163

Commitments and Contingencies (See Note 7)
Total net assets	$341,861,509

Net Assets:
Common shares, par value $1.00 per share	$20,261,719
Additional paid-in capital	272,501,030
Total distributable earnings	49,098,760

Total net assets	$341,861,509

Common shares issued and outstanding (28,054,782 authorized)	20,261,719

Net asset value per share	$16.87

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS

For the nine months ended September 30, 2021

(Unaudited)

Investment Income:
Interest	$16,769,727
Dividends	338,345
Other	316,565

Total investment income	17,424,637

Expenses:
Investment advisory fees	3,079,817
Interest and other financing fees	812,000
Trustees’ fees and expenses	307,800
Professional fees	220,654
Reports to shareholders	82,800
Custodian fees	25,200
Other	68,582

Total expenses	4,596,853

Investment income - net	12,827,784

Net realized and unrealized gain on investments and foreign currency:
Net realized gain on investments before taxes	13,698,728
Net realized loss on foreign currency transactions before taxes	(548)
Income tax expense	(86,112)

Net realized gain on investments and foreign currency transactions after taxes	13,612,068

Net increase/(decrease) in unrealized appreciation/(depreciation) of investments before taxes	20,462,946
Net increase/(decrease) in unrealized appreciation/(depreciation) of foreign currency translation before taxes	12

Net increase/(decrease) in unrealized appreciation/(depreciation) of investments and foreign currency transactions after taxes	20,462,958

Net gain on investments and foreign currency	34,075,026

Net increase in net assets resulting from operations	$46,902,810

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED STATEMENT OF CASH FLOWS

For the nine months ended September 30, 2021

(Unaudited)

Net decrease in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$(19,486,299)
Purchases of portfolio securities	(87,546,808)
Proceeds from disposition of portfolio securities	97,222,445
Interest, dividends and other income received	17,821,344
Interest and other financing expenses paid	(812,000)
Operating expenses paid	(3,532,265)
Income taxes paid	(515,891)

Net cash used for operating activities	3,150,526

Cash flows from financing activities:
Cash dividends paid from net investment income	(14,588,438)
Financing fees paid	(73,187)

Net cash used for financing activities	(14,661,625)

Net decrease in cash	(11,511,099)
Cash - beginning of period	29,851,624

Cash - end of period	$18,340,525

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$46,902,810

Increase in investments	(43,349,437)
Decrease in interest receivable	300,722
Increase in receivable for investments sold	(155,481)
Decrease in other assets	749,206
Decrease in payable for investments purchased	(1,120,103)
Increase in investment advisory fee payable	117,210
Increase in accrued expenses	135,378
Decrease in tax payable	(429,779)

Total adjustments to net assets from operations	(43,752,284)

Net cash provided by operating activities	$3,150,526

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the nine months ended 9/30/2021 (Unaudited)	For the year ended 12/31/2020
Increase / (decrease) in net assets:

Operations:
Investment income - net	$12,827,784	$24,386,956
Net realized gain / (loss) on investments and foreign currency after taxes	13,612,068	2,244,872
Net change in unrealized appreciation / (depreciation) of investments and foreign currency after taxes	20,462,958	(11,297,903)

Net increase in net assets resulting from operations	46,902,810	15,333,925

Increase from common shares issued on reinvestment of dividends

Common shares issued (2021 - nil; 2020 - 35,674)	—	552,229

Dividends to shareholders from:
Distributable earnings to Common Stock Shareholders (2021 - $0.48 per share; 2020 - $0.96 per share)	(9,725,625)	(19,451,250)

Total increase / (decrease) in net assets	37,177,185	(3,565,096)

Net assets, beginning of period/year	304,684,324	308,249,420

Net assets, end of period/year	$341,861,509	$304,684,324

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding:

	For the nine months ended 9/30/2021	For the years ended December 31,
	(Unaudited)	2020	2019	2018	2017
Net asset value:
Beginning of period / year	$15.04	$15.24	$14.50	$15.22	$14.23

Net investment income (a)	0.63	1.20	1.11	1.21	1.27
Net realized and unrealized gain/(loss) on investments	1.68	(0.44)	0.82	(0.73)	0.92

Total from investment operations	2.31	0.76	1.93	0.48	2.19

Dividends from net investment income to common shareholders	(0.48)	(0.96)	(1.20)	(1.20)	(1.20)
Increase from dividends reinvested	—	0.00	0.01	0.00	0.00

Total dividends	(0.48)	(0.96)	(1.19)	(1.20)	(1.20)

Net asset value:
End of period / year	$16.87	$15.04	$15.24	$14.50	$15.22

Per share market value: End of period / year	$15.55	$13.18	$16.86	$14.70	$15.26

Total investment return
Net asset value (b)	15.62%	5.36%	13.71%	3.17%	15.72%
Market value (b)	21.88%	(15.95%)	23.77%	4.54%	6.86%

Net assets (in millions):
End of period / year	$341.86	$304.68	$308.25	$291.24	$303.53
Ratio of total expenses to average net assets (c)	1.97% (d)	1.53%	2.33%	2.87%	3.63%
Ratio of operating expenses to average net assets	1.59% (d)	1.54%	1.57%	1.71%	1.59%
Ratio of interest expense to average net assets	0.34% (d)	0.35%	0.35%	0.35%	0.51%
Ratio of income tax expense/(benefit) to average net assets	0.04% (d)	(0.36%)	0.42%	0.81%	1.53%
Ratio of net investment income to average net assets	5.39% (d)	8.17%	7.41%	8.00%	8.49%
Portfolio turnover	27%	33%	21%	48%	25%
(a)	Calculated using average shares.
(b)	Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(c)	Total expenses include income tax expense.
(d)	Annualized.

Senior borrowings:
Total principal amount (in millions)	$30	$30	$30	$30	$30
Asset coverage per $1,000 of indebtedness	$12,395	$11,156	$11,275	$10,708	$11,118

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

(Unaudited)

Corporate Restricted Securities - 92.90%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 88.33%: (C)

1A Smart Start, Inc.
A designer, distributor and lessor of ignition interlock devices (“IIDs”).
9.50% Second Lien Term Loan due 06/02/2028 (LIBOR + 8.500%)	$3,500,000	06/02/21	$3,449,984	$3,453,240

1WorldSync, Inc.
A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
7.25% Term Loan due 06/24/2025 (LIBOR + 6.250%)	$4,949,726	*	4,881,651	4,949,726
* 07/01/19 and 12/09/20.

Accelerate Learning
A provider of standards-based, digital science education content of K-12 schools.
5.75% Term Loan due 12/31/2024 (LIBOR + 4.750%)	$2,028,215	12/19/18	2,006,452	1,987,651
5.75% Term Loan due 12/20/2024 (LIBOR + 4.750%)	$1,471,785	09/30/21	1,442,349	1,442,349
			3,448,801	3,430,000
Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	4,669 uts.	*	498,983	—
* 12/07/12, 07/11/13 and 06/30/15.

Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
7.50% Term Loan due 01/15/2027 (LIBOR + 6.500%)	$2,857,668	01/15/21	2,794,671	2,851,953
7.50% Term Loan due 01/15/2027 (LIBOR + 6.500%)	$445,643	05/12/21	435,265	444,752
Limited Liability Company Unit A (F)	1,276 uts.	01/15/21	127,646	131,884
Limited Liability Company Unit B (F)	633 uts.	01/15/21	4,099	231,476
			3,361,681	3,660,065
Aftermath, Inc.
A provider of crime scene cleanup and biohazard remediation services.
6.00% Term Loan due 04/10/2025 (LIBOR + 5.000%)	$2,004,743	04/09/19	1,978,259	1,973,732
6.00% Term Loan due 04/10/2025 (LIBOR + 5.000%)	$1,495,257	04/23/21	1,471,169	1,472,127
			3,449,428	3,445,859

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

AIT Worldwide Logistics, Inc.
A provider of domestic and international third-party logistics services.
8.50% Second Lien Term Loan due 03/31/2029	$3,387,097	04/06/21	$3,315,539	$3,373,548
Limited Liability Company Unit (B)	113 uts.	04/06/21	112,903	164,965
			3,428,442	3,538,513
AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B) (F)	273 uts.	10/04/12	272,727	1,065,954

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% (1% PIK) Senior Subordinated Note due 11/19/2021	$1,526,536	11/19/15	1,526,525	1,526,536
Limited Liability Company Unit (B)	225,300 uts.	11/18/15	225,300	65,337
			1,751,825	1,591,873
ASPEQ Holdings
A manufacturer of highly-engineered electric heating parts and equipment for a range of industrial, commercial, transportation and marine applications.
6.25% Term Loan due 10/31/2025 (LIBOR + 5.250%)	$2,408,244	11/08/19	2,383,541	2,408,244

Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
7.00% Term Loan due 07/27/2024 (LIBOR + 6.000%)	$3,705,000	10/30/18	3,666,936	3,705,000

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	425 shs.	08/17/15	424,875	424,875
Common Stock (B)	425 shs.	08/17/15	425	302,410
			425,300	727,285
BDP International, Inc.
A provider of transportation and related services to the chemical and life sciences industries.
6.25% Term Loan due 12/14/2024 (LIBOR + 5.250%)	$4,862,500	12/18/18	4,810,473	4,862,500
6.25% Incremental Term Loan due 12/19/2024 (LIBOR + 5.250%)	$87,063	12/07/20	85,674	87,063
6.25% Incremental Term Loan due 12/21/2024 (LIBOR + 5.250%)	$12,438	03/30/21	12,222	12,438
			4,908,369	4,962,001

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Beacon Pointe Advisors, LLC
An integrated wealth management platform with comprehensive financial planning capabilities for high net worth clients with complex financial needs.
5.50% Term Loan due 03/31/2026 (LIBOR + 4.500%)	$1,978,500	03/31/20	$1,945,138	$1,937,694

Blue Wave Products, Inc.
A distributor of pool supplies.
Common Stock (B)	114,894 shs.	10/12/12	114,894	400,075
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	158,388
			160,380	558,463
Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
6.25% Term Loan due 10/04/2024 (LIBOR + 5.250%)	$1,777,889	10/03/18	1,765,153	1,777,889

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
6.00% Lien Term Loan due 04/30/2025 (LIBOR + 5.000%)	$2,212,260	*	2,189,192	2,137,043
* 05/14/18 and 05/31/19.

Cadent, LLC
A provider of advertising solutions driven by data and technology.
6.00% Term Loan due 09/07/2023 (LIBOR + 5.000%)	$1,852,753	09/04/18	1,845,526	1,852,753

Claritas Holdings, Inc.
A market research company that provides market segmentation insights to customers engaged in direct-to-consumer and business-to-business marketing activities.
6.75% Term Loan due 12/31/2023 (LIBOR + 5.750%)	$3,212,010	12/20/18	3,176,345	3,212,010

CloudWave
A provider of managed cloud hosting and IT services for hospitals.
7.00% Term Loan due 01/04/2027 (LIBOR + 6.000%)	$3,372,984	01/29/21	3,305,676	3,372,984
Limited Liability Company Unit (B) (F)	112,903	01/29/21	112,903	99,919
			3,418,579	3,472,903

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Clubessential LLC
A leading SaaS platform for private clubs and resorts.
7.25% Term Loan due 11/30/2023 (LIBOR + 6.250%)	$3,456,250	01/09/20	$3,424,032	$3,456,250

Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
9.25% Term Loan due 04/17/2027 (LIBOR + 8.250%)	$4,187,801	*	4,086,459	4,117,937
Limited Liability Company Unit (B) (F)	37 uts.	04/24/20	36,535	40,810
Limited Liability Company Unit class B	13,449 uts.	04/24/20	—	3,334
* 04/23/20, 10/30/20 and 11/18/20.			4,122,994	4,162,081

Concept Machine Tool Sales, LLC

A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
6.00% Term Loan due 01/31/2025 (LIBOR + 5.000%)	$1,215,188	01/30/20	1,198,985	1,186,023
Limited Liability Company Unit (F)	2,575 uts.	*	103,121	81,061
* 01/30/2020 and 03/05/21			1,302,106	1,267,084

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
6.25% Term Loan due 12/22/2026 (LIBOR + 5.250%)	$2,897,179	12/22/20	2,846,697	2,810,264

Dart Buyer, Inc.
A manufacturer of helicopter aftermarket equipment and OEM Replacement parts for rotorcraft operators, providers and OEMs.
6.00% Term Loan due 04/01/2025 (LIBOR + 5.000%) (H)	$3,438,129	04/01/19	2,827,538	2,819,495

Del Real LLC

A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023 (D)	$2,882,353	10/07/16	2,848,206	2,738,235
Limited Liability Company Unit (B) (F)	748,287 uts.	*	748,548	324,189
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.			3,596,754	3,062,424

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Dohmen Life Science Services
A provider of drug commercialization services for pharmaceutical and biotech companies, beginning in the late clinical trial phases.
8.38% Second Lien Term Loan due 03/12/2026 (LIBOR + 8.250%)	$2,774,545	03/09/18	$2,739,738	$2,774,546

Dunn Paper
A provider of specialty paper for niche product applications.
9.33% Second Lien Term Loan due 08/31/2023 (LIBOR + 9.250%)	$3,500,000	09/28/16	3,478,053	3,241,000

Dwyer Instruments, Inc.
A designer and manufacturer of precision measurement and control products for use with solids, liquids and gases.
6.25% Term Loan due 07/01/2027 (LIBOR + 5.500%) (H)	$2,000,000	07/20/21	1,698,157	1,696,842

Electric Power Systems International, Inc.

A provider of electrical testing services for apparatus equipment and protection & controls infrastructure.
6.75% Term Loan due 04/19/2028 (LIBOR + 5.750%) (H)	$2,607,444	04/19/21	2,321,620	2,326,028

Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
11.5% (1% PIK) Senior Subordinated Note due 09/20/2022 (D)	$3,223,328	10/14/16	3,182,857	—
Limited Liability Company Unit (B) (F)	204 uts.	10/14/16	324,074	—
			3,506,931	—
Ellkay
A provider of data interoperability solutions for labs, hospitals and healthcare providers.
6.75% Term Loan due 09/14/2027 (LIBOR + 5.750%)	$1,471,996	09/23/21	1,442,664	1,442,556

English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.5% PIK) Senior Subordinated Note due 12/31/2023	$2,750,888	06/30/17	2,729,499	2,739,069
Limited Liability Company Unit (B) (F)	806,916 uts.	06/30/17	806,916	1,662,760
			3,536,415	4,401,829

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ENTACT Environmental Services, Inc.
A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
6.75% Term Loan due 12/15/2025 (LIBOR + 4.750%)	$2,117,755	02/09/21	$2,099,377	$2,102,930

E.S.P. Associates, P.A.

A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	684 uts.	*	741,480	633,640
* 06/29/18 and 12/29/20.

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Class B-1 (B)	296,053 uts.	12/15/10	254,058	3,973,028

Follett School Solutions
A provider of software for K-12 school libraries.
5.87% Term Loan due 07/09/2028 (LIBOR + 5.750%)	$3,478,072	08/31/21	3,409,354	3,408,510
LP Units (B) (F)	1,787 uts.	08/30/21	17,865	17,865
LP Interest (B) (F)	406 uts.	08/30/21	4,063	4,063
			3,431,282	3,430,438
Foundation Risk Partners, Corp.
A retail insurance brokerage firm focused on providing commercial P&C and employee benefits solution to small and medium-sized clients.
5.75% First Lien Term Loan due 08/31/2026 (LIBOR + 4.750%)	$1,323,326	09/30/20	1,303,146	1,323,327
9.50% Second Lien Term Loan due 11/10/2024 (LIBOR + 8.500%) (H)	$666,667	09/30/20	208,356	222,223
			1,511,502	1,545,550
FragilePAK

A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
6.75% Term Loan due 05/24/2027 (LIBOR + 5.750%) (H)	$3,275,781	05/21/21	2,097,137	2,102,122
Limited Liability Company Unit (B) (F)	219 uts.	05/21/21	218,750	216,042
			2,315,887	2,318,164

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

GD Dental Services LLC
A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	$182,209	$31,025
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	—
			184,049	31,025
gloProfessional Holdings, Inc.

A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
7% (2% PIK) Senior Subordinated Note due 11/30/2021 (D)	$3,312,324	03/27/13	2,374,812	3,146,708
Preferred Stock (B)	709 shs.	03/29/19	708,661	952,381
Common Stock (B)	2,835 shs.	03/27/13	283,465	90,311
			3,366,938	4,189,400
GraphPad Software, Inc.

A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
7.00% Term Loan due 12/15/2023 (LIBOR + 6.000%)	$4,874,428	*	4,838,356	4,874,428
6.50% Term Loan due 04/27/2027 (PRIME + 5.500%)	$100,457	04/27/21	98,592	100,457
Preferred Stock (B) (F)	7,474 shs.	04/27/21	206,294	218,104
* 12/19/17, 12/21/17, 04/16/19 and 04/27/21.			5,143,242	5,192,989

Halo Technology Bidco Limited
A global supplier, tester and coder of compatible optical transceivers.
6.50% Term Loan due 06/30/2027 (LIBOR + 5.750%)	$3,491,250	06/30/21	3,441,104	3,443,245

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	754 uts.	*	754,062	1,213,596
Limited Liability Company Unit Common Class A (B)	7,292 uts.	12/19/14	—	27,489
* 12/19/14 and 04/29/16.			754,062	1,241,085

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
Limited Liability Company Unit (B) (F)	203 uts.	01/17/14	203,125	1,102,616

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Holley Performance Products
A provider of automotive aftermarket performance products.
5.13% Term Loan due 10/17/2024 (LIBOR + 5.000%)	$4,862,500	10/24/18	$4,819,953	$4,862,500

Home Care Assistance, LLC
A provider of private pay non-medical home care assistance services.
6.00% Term Loan due 03/30/2027 (LIBOR + 5.000%) (H)	$1,775,037	03/26/21	1,662,050	1,664,969

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B) (F)	215 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F)	89 uts.	10/14/11	—	—
			—	—
IGL Holdings III Corp.
A specialty label and flexible packaging converter.
6.75% Term Loan due 10/23/2026 (LIBOR + 5.750%) (H)	$3,481,536	11/02/20	2,384,400	2,373,769

IM Analytics Holdings, LLC
A provider of test and measurement equipment used for vibration, noise, and shock testing.
8.00% Term Loan due 11/22/2023 (LIBOR + 7.000%)	$2,184,559	11/21/19	2,172,822	1,677,741
Warrant, exercisable until 2026, to purchase common stock at $.01 per share (B)	18,488 shs.	11/25/19	—	—
			2,172,822	1,677,741
Industrial Service Solutions
A provider of maintenance, repair and overhaul services for process equipment within the industrial, energy and power end-markets.
6.50% Term Loan due 01/31/2026 (LIBOR + 5.500%)	$1,847,804	*	1,821,031	1,740,631
* 02/05/2020 and 08/12/2020

International Marine and Industrial Applicators

A provider of maintenance, repair and overhaul and new construction services for shipyards.
6.75% Term Loan due 03/31/2027 (LIBOR + 5.750%)	$3,482,500	04/09/21	3,418,436	3,461,605

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

JF Petroleum Group
A provider of repair, maintenance, installation and projection management services to the US fueling infrastructure industry.
6.50% Term Loan due 04/20/2026 (LIBOR + 5.500%)	$1,425,003	05/04/21	$1,385,765	$1,400,356

Kano Laboratories LLC
A producer of industrial strength penetrating oils and lubricants.
6.00% Term Loan due 09/30/2026 (LIBOR + 5.000%) (H)	$2,595,219	11/18/20	1,728,791	1,773,038
Limited Liability Company Unit Class	41 uts.	11/19/20	41,109	46,594
			1,769,900	1,819,632
LYNX Franchising

A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
7.25% Term Loan due 12/18/2026 (LIBOR + 6.250%)	$4,991,250	*	4,900,733	4,891,425
* 12/22/2020 and 09/09/2021

Manhattan Beachwear Holding Company
A designer and distributor of women’s swimwear.
12.5% Senior Subordinated Note due 05/30/2022 (D)	$1,259,914	01/15/10	1,212,363	—
15% (2.5% PIK) Senior Subordinated Note due 05/30/2022 (D)	$345,759	10/05/10	343,820	—
Common Stock (B)	106 shs.	10/05/10	106,200	—
Common Stock Class B (B)	353 shs.	01/15/10	352,941	—
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	312 shs.	10/05/10	283,738	—
			2,299,062	—
Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 07/20/2022 (D)	$1,736,205	04/17/15	1,735,060	173,621
Limited Liability Company Unit	9 uts.	04/17/15	1,356,658	—
			3,091,718	173,621
Media Recovery, Inc.

A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
7.00% First Out Term Loan due 11/22/2025 (LIBOR + 6.000%)	$1,021,759	11/25/19	1,007,389	1,021,759

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
Preferred Stock Series A (B)	62,748 shs.	07/25/19	$25,184	$—
Preferred Stock Series C (B)	2,587 shs.	09/22/20	927,966	100,040
Common Stock Class B (B)	526,019 shs.	*	495,405	—
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	713,980 shs.	09/22/20	—	—
* 09/30/14 and 02/28/18.			1,448,555	100,040

MeTEOR Education LLC

A leading provider of classroom and common area design services, furnishings, equipment and instructional support to K-12 schools.
12% Senior Subordinated Note due 06/20/2023	$2,297,872	03/09/18	2,281,895	2,297,872
Limited Liability Company Unit (B) (F)	456 uts.	03/09/18	459,574	624,771
			2,741,469	2,922,643
MNS Engineers, Inc.

A consulting firm that provides civil engineering, construction management and land surveying services.
6.50% Term Loan due 07/30/2027 (LIBOR + 5.500%)	$2,400,000	08/09/21	2,353,080	2,352,000
Limited Liability Company Unit (B)	200 uts.	08/09/21	200,000	200,000
			2,553,080	2,552,000
Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
Limited Liability Company Unit Class B-1 (B) (F)	225,000 uts.	11/30/10	—	40,500
Limited Liability Company Unit Class B-2 (B) (F)	20,403 uts.	11/30/10	—	3,673
			—	44,173
Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
6.75% Term Loan due 08/21/2026 (LIBOR + 5.750%)	$1,246,613	08/25/20	1,221,154	1,246,613

Navia Benefit Solutions, Inc.
A third-party administrator of employee-directed healthcare benefits.
6.25% Term Loan due 02/01/2026 (LIBOR + 5.250%) (H)	$3,489,500	02/10/21	2,034,900	2,041,383

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Omni Logistics, LLC
A specialty freight forwarding business specifically targeting the semiconductor, media, technology and healthcare end markets.
6.00% Term Loan due 12/30/2026 (LIBOR + 5.000%)	$3,482,500	12/30/20	$3,391,138	$3,482,500

Options Technology Ltd
A provider of vertically focused financial technology managed services and IT infrastructure products for the financial services industry.
5.50% Term Loan due 12/18/2025 (LIBOR + 4.500%)	$3,303,859	12/23/19	3,257,204	3,303,860

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,“free from” healthy and gluten-free categories.
12% (1% PIK) Senior Subordinated Note due 08/17/2022	$3,602,879	02/17/17	3,589,657	3,602,879
Common Stock Class B (B)	772,121 shs.	*	772,121	1,069,130
* 01/29/16 and 02/17/17.			4,361,778	4,672,009

PB Holdings LLC

A designer, manufacturer and installer of maintenance and repair parts and equipment for industrial customers.
6.25% Term Loan due 02/28/2024 (LIBOR + 5.250%)	$1,629,751	03/06/19	1,611,133	1,489,592

Pegasus Transtech Corporation

A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
7.75% Term Loan due 08/31/2026 (LIBOR + 6.500%)	$778,429	09/29/20	755,788	778,429
13.90% Term Loan due 11/17/2024 (LIBOR + 6.750%)	$3,842,523	11/14/17	3,799,561	3,842,523
			4,555,349	4,620,952
Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	0.90% int.	*	419,207	16,288
* 11/29/12 and 12/20/16.

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
8.0% (7.9% PIK) Senior Subordinated Note due 12/31/2021 (D)	$2,170,983	07/31/14	$2,159,212	$2,062,434
Limited Liability Company Unit	300,485 uts.	07/31/14	300,485	68,961
Limited Liability Company Unit Class F	75,022 uts.	*	50,322	65,818
* 09/28/17 and 02/15/18.			2,510,019	2,197,213

PPC Event Services
A special event equipment rental business.
Preferred Stock Series P-1 (B)	144 shs.	07/21/20	144,094	—
Common Stock (B)	346,824 shs.	07/21/20	—	—
16.00% Term Loan due 05/28/2023 (D)	$2,060,164	07/21/20	1,717,458	—
8.00% Term Loan due 05/28/2023 (D)	$1,523,590	07/21/20	1,251,704	—
Limited Liability Company Unit (B)	7,000 uts.	11/20/14	350,000	—
Limited Liability Company Unit Series A-1 (B)	689 uts.	03/16/16	86,067	—
			3,549,323	—
Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
7.50% Term Loan due 07/31/2026 (LIBOR + 6.500%)	$2,794,335	08/12/20	2,749,034	2,794,335
Limited Liability Company Unit (B) (F)	44,803 uts.	03/05/21	44,803	38,307
			2,793,837	2,832,642
RedSail Technologies

A provider of pharmacy management software solutions for independent pharmacies and long-term care facilities.
6.25% Term Loan due 10/27/2026 (LIBOR + 5.500%)	$3,394,205	12/09/20	3,320,975	3,394,205

ReelCraft Industries, Inc.
A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
Limited Liability Company Unit Class B	595,745 uts.	11/13/17	374,731	1,880,239

Resonetics, LLC

A provider of laser micro-machining manufacturing services for medical device and diagnostic companies.
7.75% Second Lien Term Loan due 04/28/2029 (LIBOR + 7.000%)	$3,500,000	04/28/21	3,433,737	3,439,853

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
9.25% Second Lien Term Loan due 10/11/2026 (LIBOR + 8.250%)	$3,500,000	10/11/18	$3,434,025	$3,500,000

Rock-it Cargo

A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
6.00% Term Loan due 06/22/2024 (LIBOR + 5.000%)	$4,978,892	07/30/18	4,921,388	3,898,472

ROI Solutions
Call center outsourcing and end user engagement services provider.
6.00% Second Lien Term Loan due 07/31/2024 (LIBOR + 5.000%) (H)	$3,702,981	07/31/18	1,432,718	1,467,687

RPX Corp

A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
7.00% Term Loan due 10/23/2025 (LIBOR + 6.000%)	$5,000,000	*	4,901,226	4,887,500
* 10/22/20 and 09/28/21.

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
7.00% Term Loan due 05/29/2022 (LIBOR + 5.500%)	$2,557,611	01/08/19	2,550,168	2,557,611

Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
7.00% Term Loan due 12/15/2026 (LIBOR + 6.000%)	$3,395,356	12/15/20	3,329,042	3,318,961
Common Stock (B)	59 shs.	12/16/20	59,372	76,835
			3,388,414	3,395,796
Sandvine Corporation
A provider of active network intelligence solutions.
8.08% Second Lien Term Loan due 11/02/2026 (LIBOR + 8.000%)	$3,500,000	11/01/18	3,444,362	3,500,000

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
5.50% Lien Term Loan due 07/30/2025 (LIBOR + 4.500%)	$3,741,361	07/27/18	$3,695,337	$3,524,362

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
4.58% Term Loan due 06/28/2025 (LIBOR + 4.500%)	$1,105,058	06/27/19	1,099,004	1,105,058

SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
6.00% Term Loan due 12/30/2026 (LIBOR + 5.000%) (H)	3,477,568	12/30/20	2,890,871	2,933,702

Smart Bear
A provider of web-based tools for software development, testing and monitoring.
8.00% Second Lien Term Loan due 11/10/2028 (LIBOR + 7.500%)	$3,500,000	03/02/21	3,409,832	3,423,518

Specified Air Solutions
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	1,474,759 uts.	02/20/19	4,663,774	23,537,152

Springbrook Software

A provider of vertical-market enterprise resource planning software and payments platforms focused on the local government end-market.
6.75% Term Loan due 12/20/2026 (LIBOR + 5.750%) (H)	$3,405,882	12/23/19	2,727,340	2,771,839

Stackline
An e-commerce data company that tracks products sold through online retailers.
8.75% Term Loan due 07/30/2028 (LIBOR + 7.750%)	$3,414,634	07/29/21	3,348,024	3,346,341
Common Stock (B)	2,102 shs.	07/30/21	85,374	85,376
			3,433,398	3,431,717
Strahman Holdings Inc.
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	317,935 shs.	12/13/13	317,935	561,281
Preferred Stock Series A-2 (B)	53,086 shs.	09/10/15	59,987	93,718
			377,922	654,999

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Stratus Unlimited
A nationwide provide of brand implementation services, including exterior and interior signage, refresh and remodel, and facility maintenance and repair.
6.50% Term Loan due 06/08/2027 (LIBOR + 6.000%) (H)	$1,904,151	07/02/21	$1,521,129	$1,521,855
Limited Liability Company Unit	149 shs.	06/30/21	149,332	149,330
			1,670,461	1,671,185
Sunvair Aerospace Group Inc.

An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% (1% PIK) Senior Subordinated Note due 08/01/2024	$4,059,258	*	3,992,963	4,046,454
Preferred Stock Series A (B)	58 shs.	12/21/20	144,411	179,870
Common Stock (B)	139 shs.	**	213,007	433,498
* 07/31/15 and 12/21/20.			4,350,381	4,659,822
** 07/31/15 and 11/08/17.

The Hilb Group, LLC

An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
6.75% Term Loan due 09/30/2026 (LIBOR + 5.750%) (H)	$3,468,439	*	3,249,412	3,245,476
* 12/02/19 and 12/15/20.

Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
Limited Liability Company Unit (B)	39,963 uts.	11/30/17	—	21,705

Transit Technologies LLC

A software platform for the transportation market that offers end-to-end software solutions focused on operations, fleet management and telematics services.
4.87% Term Loan due 02/10/2025 (LIBOR + 4.750%) (H)	$2,123,205	02/13/20	1,598,612	1,568,424

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
6.50% Unitranche Term Loan due 02/19/2026 (LIBOR + 5.500%)	$3,482,500	02/25/21	3,428,827	3,433,634

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
0.0% (1.5% PIK) Senior Subordinated Note due 03/31/2022 (D)	$2,444,733	01/23/15	$2,442,764	$611,183

Truck-Lite

A leading provider of harsh environment LED safety lighting, electronics, filtration systems, and telematics for a wide range of commercial vehicles, specialty vehicles, final mile delivery vehicles, off-road/off-highway, marine, and other adjacent harsh environment markets.
7.25% Term Loan due 12/02/2026 (LIBOR + 6.250%)	$3,442,115	12/13/19	3,390,982	3,442,116

Trystar, Inc.
A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
6.00% Term Loan due 10/01/2023 (LIBOR + 5.000%)	$4,625,340	09/28/18	4,589,230	4,597,588
Limited Liability Company Unit (B) (F)	101 uts.	09/28/18	102,471	89,292
			4,691,701	4,686,880
Turnberry Solutions, Inc.
A provider of technology consulting services.
7.00% Unitranche Term Loan due 07/30/2026 (LIBOR + 6.000%)	$3,389,494	07/29/21	3,324,043	3,321,704

U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
6.75% Term Loan due 11/12/2024 (LIBOR + 5.750%)	$4,347,430	*	4,301,538	4,342,600
* 11/29/18 and 03/25/19.

U.S. Oral Surgery Management
An operator of oral surgery practices providing medically necessary treatments.
6.75% Term Loan due 12/31/2023 (LIBOR + 5.750%) (H)	$4,981,969	*	4,910,116	4,880,877
* 01/04/19, 10/01/19 and 07/02/2021.

UBEO, LLC
A dealer and servicer of printers and copiers to medium sized businesses.
11.00% Term Loan due 10/03/2024	$3,162,500	11/05/18	3,130,304	3,162,500

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

UroGPO, LLC
A group purchasing organization that connects pharmaceutical companies with urology practices to facilitate the purchase of pharmaceutical drugs for discounted prices.
6.75% Term Loan due 12/15/2026 (LIBOR + 5.750%)	$4,733,333	12/14/20	$4,651,197	$4,733,333

VitalSource
A provider of digital fulfillment software for the higher education sector.
6.75% Term Loan due 06/01/2028 (LIBOR + 6.000%)	$3,454,861	06/01/21	3,389,061	3,393,378
Limited Liability Company Unit (B) (F)	3,837 uts.	06/01/21	38,367	41,570
			3,427,428	3,434,948
VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
5.63% First Lien Term Loan due 05/22/2024 (LIBOR + 5.500%)	$4,872,900	05/17/18	4,830,048	4,836,352

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% (1% PIK) Senior Subordinated Note due 04/30/2022 (D)	$777,225	08/03/15	775,532	—
Limited Liability Company Unit (B) (F)	751,212 uts.	08/03/15	751,212	—
			1,526,744	—
Wolf-Gordon, Inc.

A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
Common Stock (B)	318 shs.	01/22/16	126,157	302,651

World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
6.25% Term Loan due 01/10/2026 (LIBOR + 5.250%)	$786,838	09/21/20	767,793	786,837
5.50% Term Loan due 12/31/2025 (LIBOR + 4.500%)	2,516,511	01/09/20	2,471,663	2,466,180
			3,239,456	3,253,017
WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and food service distributors in the upper Midwest.
Common Stock (B)	4,500 shs.	11/03/11	450,000	633,355

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

York Wall Holding Company

A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
Preferred Stock Series A (B)	5,957 shs.	02/05/19	$595,752	$595,700
Common Stock (B)	4,151 shs.	*	406,617	651,952
* 03/04/15 and 02/07/18.			1,002,369	1,247,652

Total Private Placement Investments (E)			$291,140,953	$301,954,064

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Shares or Principal Amount	Cost	Market Value

Rule 144A Securities - 4.57%:

Bonds - 4.57%
American Airlines Group Inc.	11.750%	07/15/25	$1,000,000	$992,019	$1,237,500
BWAY Holding Company	7.250	04/15/25	1,500,000	1,410,949	1,490,858
CommScope Finance LLC	8.250	03/01/27	1,000,000	959,100	1,046,725
Coronado Finance Pty Ltd.	10.750	05/15/26	547,000	537,340	596,230
CVR Energy Inc.	5.750	02/15/28	1,000,000	917,081	990,860
Diebold Nixdorf	9.375	07/15/25	550,000	579,768	601,909
Houghton Mifflin Harcourt	9.000	02/15/25	1,000,000	986,149	1,063,550
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	859,000	863,676	857,806
Neptune Energy Bondco PLC	6.625	05/15/25	1,000,000	989,203	1,028,750
Picou Holdings LLC	10.000	12/31/24	1,000,000	904,974	1,009,400
Prime Security Services, LLC	6.250	01/15/28	1,200,000	1,075,188	1,240,536
Terrier Media Buyer, Inc.	8.875	12/15/27	1,020,000	981,078	1,078,528
The Manitowoc Company, Inc.	9.000	04/01/26	1,000,000	984,315	1,071,070
Trident TPI Holdings Inc	9.250	08/01/24	1,000,000	980,375	1,050,860
Verscend Holding Corp.	9.750	08/15/26	965,000	1,015,216	1,016,868
Warrior Met Coal, Inc.	8.000	11/01/24	251,000	251,000	254,765

Total Bonds				14,427,431	15,636,215

Common Stock - 0.00%
TherOX, Inc. (B)			6	—	—
Touchstone Health Partnership (B)			1,168	—	—

Total Common Stock				—	—

Total Rule 144A Securities				14,427,431	15,636,215

Total Corporate Restricted Securities				$305,568,384	$317,590,279

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Public Securities - 3.11%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Shares or Principal Amount	Cost	Market Value

Bank Loans - 2.10%
Almonde, Inc.	7.250%	8.250%	06/13/25	$940,734	$949,481	$945,118
Alpine US Bidco LLC	9.000	9.750	04/28/29	1,270,956	1,234,626	1,277,310
Edelman Financial Services	6.750	6.834	06/08/26	258,914	258,135	260,612
Kenan Advantage Group Inc	7.250	8.000	08/17/27	528,634	518,164	523,348
Magenta Buyer LLC	8.250	9.000	05/03/29	1,006,667	996,021	1,005,408
PS Logistics LLC	4.500	5.500	03/01/25	814,126	818,192	812,433
STS Operating, Inc.	8.000	9.000	04/25/26	1,000,000	1,010,000	976,670
Syncsort Incorporated	7.250	8.000	04/23/29	444,444	441,182	444,258
Wastequip, LLC	7.750	8.750	02/27/26	1,000,000	988,806	921,670

Total Bank Loans					7,214,607	7,166,827

Bonds - 0.49%
Genesis Energy, L.P.		6.500	10/01/25	675,000	646,999	671,625
Triumph Group, Inc.		7.750	08/15/25	1,000,000	1,005,273	989,225

Total Bonds					1,652,272	1,660,850

Common Stock - 0.22%
Chase Packaging Corporation (B)				9,541	—	1,670
Tourmaline Oil Corp				122,675	271,866	747,437

Total Common Stock					271,866	749,107

Preferred stock - 0.30%
B. Riley Financial, Inc.				40,000	1,000,000	1,031,600

Total Preferred Stock					1,000,000	1,031,600

Total Corporate Public Securities					$10,138,745	$10,608,384

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Short-Term Securities:	Interest Rate/Yield^	Maturity Date	Principal Amount	Cost	Market Value

Commercial Paper - 7.18%
ABB Treasury Center (USA) Inc.	0.130%	10/14/21	$2,000,000	$1,999,906	$1,999,906
Agilent Technologies, Inc.	0.110	10/07/21	2,000,000	1,999,963	1,999,963
Amcor Flexibles North America, Inc.	0.140	10/22/21	1,000,000	999,918	999,918
American Honda Finance Corporation	0.160	10/12/21	2,000,000	1,999,902	1,999,902
Aon plc	0.110	10/07/21	2,000,000	1,999,963	1,999,963
BASF Aktiengesellschaft	0.100	10/04/21	2,000,000	1,999,983	1,999,983
CenterPoint Energy, Inc.	0.140	10/26/21	2,000,000	1,999,806	1,999,806
Duke Energy Corporation	0.120	10/18/21	2,000,000	1,999,887	1,999,887
Experian Finance plc	0.160	11/12/21	2,000,000	1,999,627	1,999,627
NRW.Bank	0.065	10/14/21	1,500,000	1,499,965	1,499,965
Spire Inc	0.150	10/21/21	2,000,000	1,999,833	1,999,833
Tampa Electric	0.170	10/07/21	2,000,000	1,999,944	1,999,944
VW Credit Inc.	0.150	10/06/21	2,000,000	1,999,958	1,999,958

Total Short-Term Securities				$24,498,655	$24,498,655

Total Investments	103.17%			$340,205,784	$352,697,318

Other Assets	6.54				22,351,354
Liabilities	(9.71)				(33,187,163)

Total Net Assets	100.00%				$341,861,509

(A)	In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid securities. As of September 30, 2021 the value of these securities amounted to $301,954,064 or 88.33% of net assets.
(F)	Held in CI Subsidiary Trust.
(H)	A portion of these securities contain unfunded commitments. As of September 30, 2021, total unfunded commitments amounted to $10,352,168 and had unrealized appreciation of $62,936 or 0.02% of net assets. See Note 7.
^	Effective yield at purchase
PIK	- Payment-in-kind

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 5.62%
CTS Engines	$2,810,264
Dart Buyer, Inc.	2,819,495
International Marine and Industrial Applicators	3,461,605
Sunvair Aerospace Group Inc.	4,659,822
Trident Maritime Systems	3,433,634
Trident TPI Holdings Inc	1,050,860
Triumph Group, Inc.	989,225
19,224,905

AIRLINES - 0.36%
American Airlines Group Inc.	1,237,500

AUTOMOTIVE - 4.93%
American Honda Finance Corporation	1,999,902
Aurora Parts & Accessories LLC	727,285
English Color & Supply LLC	4,401,829
Holley Performance Products	4,862,500
JF Petroleum Group	1,400,356
Truck-Lite	3,442,116
16,833,988

BANKING - 0.44%
NRW.Bank	1,499,965

BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.95%
The Hilb Group, LLC	3,245,476

BUILDING MATERIALS - 0.09%
Wolf-Gordon, Inc.	302,651

CHEMICALS - 2.01%
BASF Aktiengesellschaft	1,999,983
Kano Laboratories LLC	1,819,632
LBC Tank Terminals Holding Netherlands B.V.	857,806
Polytex Holdings LLC	2,197,213
6,874,634

CONSUMER CYCLICAL SERVICES - 5.88%
Accelerate Learning	3,430,000
Experian Finance plc	1,999,627
LYNX Franchising	4,891,425
MeTEOR Education LLC	2,922,643
PPC Event Services	—
Prime Security Services, LLC	1,240,536

Fair Value/ Market Value

PS Logistics LLC	$812,433
ROI Solutions	1,467,687
Turnberry Solutions, Inc.	3,321,704
20,086,055

CONSUMER PRODUCTS - 3.81%
1A Smart Start, Inc.	3,453,240
AMS Holding LLC	1,065,954
Blue Wave Products, Inc.	558,463
Elite Sportswear Holding, LLC	—
gloProfessional Holdings, Inc.	4,189,400
Handi Quilter Holding Company (Premier Needle Arts)	1,241,085
HHI Group, LLC	1,102,616
Manhattan Beachwear Holding Company	—
Master Cutlery LLC	173,621
York Wall Holding Company	1,247,652
13,032,031

DIVERSIFIED MANUFACTURING - 6.94%
ABB Treasury Center (USA) Inc.	1,999,906
Advanced Manufacturing Enterprises LLC	—
Eaton Corporation	—
F G I Equity LLC	3,973,028
Hyperion Materials & Technologies, Inc.	—
MNS Engineers, Inc.	2,552,000
Motion Controls Holdings	44,173
Reelcraft Industries, Inc.	1,880,239
Resonetics, LLC	3,439,853
Safety Products Holdings, Inc.	3,395,796
Strahman Holdings Inc.	654,999
The Manitowoc Company, Inc.	1,071,070
Therma-Stor Holdings LLC	21,705
Trystar, Inc.	4,686,880
23,719,649

ELECTRIC - 2.93%
CenterPoint Energy, Inc.	1,999,806
Duke Energy Corporation	1,999,887
Dwyer Instruments, Inc.	1,696,842
Electric Power Systems International, Inc.	2,326,028
National Rural Utilities Cooperative Finance Corp.	—
Tampa Electric	1,999,944
10,022,507

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

ENVIRONMENTAL - 0.62%
ENTACT Environmental Services, Inc.	$2,102,930

FINANCIAL OTHER - 1.98%
Beacon Pointe Advisors, LLC	1,937,694
B. Riley Financial, Inc.	1,031,600
Edelman Financial Services	260,612
Foundation Risk Partners, Corp.	1,545,550
VW Credit Inc.	1,999,958
6,775,414

FOOD & BEVERAGE - 3.85%
Alpine US Bidco LLC	1,277,310
Del Real LLC	3,062,424
PANOS Brands LLC	4,672,009
Sara Lee Frozen Foods	3,524,362
Westminster Acquisition LLC	—
WP Supply Holding Corporation	633,355
13,169,460

HEALTHCARE - 7.64%
Agilent Technologies, Inc.	1,999,963
Cadence, Inc.	2,137,043
Dohmen Life Science Services	2,774,546
Ellkay	1,442,556
GD Dental Services LLC	31,025
Home Care Assistance, LLC	1,664,969
Navia Benefit Solutions, Inc.	2,041,383
RedSail Technologies	3,394,205
TherOX, Inc.	—
Touchstone Health Partnership	—
UroGPO, LLC	4,733,333
U.S. Oral Surgery Management	4,880,877
Verscend Holding Corp.	1,016,868
26,116,768

INDEPENDENT - 0.30%
Neptune Energy Bondco PLC	1,028,750

INDUSTRIAL OTHER - 14.50%
Aftermath, Inc.	3,445,859
ASPEQ Holdings	2,408,244
Concept Machine Tool Sales, LLC	1,267,084
E.S.P. Associates, P.A.	633,640
IGL Holdings III Corp.	2,373,769
IM Analytics Holdings, LLC	1,677,741

Fair Value/ Market Value

Industrial Service Solutions	$1,740,631
Media Recovery, Inc.	1,021,759
PB Holdings LLC	1,489,592
Specified Air Solutions	23,537,152
Stratus Unlimited	1,671,185
STS Operating, Inc.	976,670
UBEO, LLC	3,162,500
Wastequip, LLC	921,670
World 50, Inc.	3,253,017
49,580,513

MEDIA & ENTERTAINMENT - 2.60%
Advantage Software	3,660,065
Cadent, LLC	1,852,753
HOP Entertainment LLC	—
Houghton Mifflin Harcourt	1,063,550
Music Reports, Inc.	1,246,613
Terrier Media Buyer, Inc.	1,078,528
8,901,509

METALS & MINING - 0.54%
Coronado Finance Pty Ltd.	596,230
Picou Holdings LLC	1,009,400
Warrior Met Coal, Inc.	254,765
1,860,395

MIDSTREAM - 0.20%
Genesis Energy, L.P.	671,625

NATURAL GAS - 0.58%
Spire Inc	1,999,833

OIL FIELD SERVICES - 0.23%
Petroplex Inv Holdings LLC	16,288
Tourmaline Oil Corp	747,437
763,725

PACKAGING - 1.71%
Amcor Flexibles North America, Inc.	999,918
ASC Holdings, Inc.	1,591,873
Brown Machine LLC	1,777,889
BWAY Holding Company	1,490,858
Chase Packaging Corporation	1,670
5,862,208

PAPER - 0.95%
Dunn Paper	3,241,000

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

PROPERTY AND CASUALTY - 0.59%
Aon plc	$1,999,963

REFINING - 0.50%
CVR Energy Inc.	990,860
MES Partners, Inc.	100,040
Tristar Global Energy Solutions, Inc.	611,183
1,702,083

TECHNOLOGY - 23.32%
1WorldSync, Inc.	4,949,726
Almonde, Inc.	945,118
Audio Precision	3,705,000
Claritas Holdings, Inc.	3,212,010
CloudWave	3,472,903
Clubessential LLC	3,456,250
Command Alkon	4,162,081
CommScope Finance LLC	1,046,725
Diebold Nixdorf	601,909
Follett School Solutions	3,430,438
GraphPad Software, Inc.	5,192,989
Halo Technology Bidco Limited	3,443,245
Magenta Buyer LLC	1,005,408
Options Technology Ltd	3,303,860
Recovery Point Systems, Inc.	2,832,642
REVSpring, Inc.	3,500,000
RPX Corp	4,887,500
Ruffalo Noel Levitz	2,557,611
Sandvine Corporation	3,500,000
Scaled Agile, Inc.	1,105,058
Smart Bear	3,423,518
Springbrook Software	2,771,839
Stackline	3,431,717
Syncsort Incorporated	444,258
Transit Technologies LLC	1,568,424
U.S. Legal Support, Inc.	4,342,600
VitalSource	3,434,948
79,727,777

TRANSPORTATION SERVICES - 9.10%
AIT Worldwide Logistics, Inc.	3,538,513
BDP International, Inc.	4,962,001
FragilePAK	2,318,164
Kenan Advantage Group Inc	523,348

Fair Value/ Market Value

Omni Logistics, LLC	$3,482,500
Pegasus Transtech Corporation	4,620,952
Rock-it Cargo	3,898,472
SEKO Worldwide, LLC	2,933,702
VP Holding Company	4,836,352
31,114,004

Total Investments - 103.17% (Cost - $340,205,784)	$352,697,318

See Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

1.	History

Barings Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and have delegated responsibility for applying those procedures to Barings. Barings has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings. In approving valuations, the Trustees will consider reports by Barings analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $301,954,604 (88.33% of net assets) as of September 30, 2021 the values of which have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Independent Valuation Process

The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will determine the point within that range that it will use in making valuation recommendations to the

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Trustees, and will report to the Trustees on its rationale for each such determination. The Adviser will continue to use its internal valuation model as a comparison point to validate the price range provided by the valuation provider and, where applicable, in determining the point within that range that it will use in making valuation recommendations to the Trustees. If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value recommendation to the Trustees that is outside of the range provided by the independent valuation provider, and will notify the Trustees of any such override and the reasons therefore. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio. Finally, the Trustees determined in good faith that the Trust’s investments were valued at fair value in accordance with the Trust’s valuation policies and procedures and the 1940 Act based on, among other things, the input of Barings, the Trust’s Audit Committee and the independent valuation firm.

Following is a description of valuation methodologies used for assets recorded at fair value:

Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At September 30, 2021, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.

Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in increases/ (decreases) to the equity value.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Short-Term Securities

Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

New Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”)

“Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This guidance provides optional expedients and exceptions for applying generally accepted accounting principles to contract modifications and hedging relationships, subject to meeting certain criteria, that reference LIBOR or another reference rate expected to be discontinued. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. The Trust expects that the adoption of this guidance will not have a material impact on the Trust’s financial position, result of operations or cash flows.

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of September 30, 2021.

The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of September 30, 2021 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$38,581,206	$—	$15,636,215	$22,944,991
Bank Loans	233,763,867	—	—	233,763,867
Common Stock - U.S.	4,203,984	—	—	4,203,984
Preferred Stock	2,907,865	—	—	2,907,865
Partnerships and LLCs	38,133,357	—	—	38,133,357
Public Securities
Bank Loans	7,166,827	—	4,360,761	2,806,066
Corporate Bonds	1,660,850	—	1,660,850	—
Common Stock - U.S.	749,107	667,315	—	81,792
Preferred Stock	1,031,600	—	1,031,600	—
Short-term Securities	24,498,655	24,498,655	—	—
Total	$352,697,318	$25,165,970	$22,689,426	$304,841,922

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of September 30, 2021.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted*

Bank Loans	$ 189,013,504	Market Yield	Yield Analysis	5.6% - 29.6%	8.0%

Corporate Bonds	$ 22,944,990	Income Approach	Implied Spread	10.6% - 21.5%	14.6%

Equity Securities**	$ 44,788,568	Enterprise Value Waterfall Approach	Valuation Multiple	5.0x to 25.3x	13.6x

Certain of the Trust’s Level 3 equity securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $48,094,860 have been excluded from the preceding table.

*	The weighted averages disclosed in the table above were weighted by relative fair value
**	Including partnerships and LLC’s

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2020	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3*	Transfers out of Level 3*	Ending balance at 9/30/2021
Restricted Securities
Corporate Bonds	$38,180,960	$1,224,259	$80,159	$(8,328,291)	$(8,212,096)	$—	$—	$22,944,991
Bank Loans	188,700,349	2,218,446	73,050,879	—	(36,521,715)	6,315,908	—	233,763,867
Common Stock - U.S.	5,547,481	2,846,513	85,374	(4,334,755)	—	59,371	—	4,203,984
Preferred Stock	4,827,740	(180,670)	—	(1,739,205)	—	—	—	2,907,865
Partnerships and LLCs	19,437,397	27,022,862	4,811,078	(13,137,980)	—	—	—	38,133,357
Public Securities
Bank Loans	2,290,718	228,499	2,746,705	—	(3,283,960)	824,104	—	2,806,066
Corporate Bonds	—	—	—	—	—	—	—	—
Common Stock	324,352	99,023	—	(341,583)	—	—	—	81,792
Total	$259,308,997	$33,458,932	$80,774,195	$(27,881,814)	$(48,017,771)	$7,199,383	$—	$304,841,922
*	For the nine months ended September 30, 2021, transfers into and out of Level 3 were the result of changes in the observability of significant inputs for certain portfolio companies.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Income, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held

Interest (Amortization)	$636,806	$—

Net realized gain on investments before taxes	12,489,861	—

Net change in unrealized depreciation of investments before taxes	20,332,265	22,683,582

B. Accounting for Investments:

Investment Income

Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of September 30, 2021, the fair value of the Trust’s non-accrual assets was $8,732,181, or 2.4% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $20,043,787, or 5.9% of the total cost of the Trust’s portfolio.

Payment-in-Kind Interest

The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a

“regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash.

Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of September 30, 2021, the Trust held no PIK non-accrual assets.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

D. Federal Income Taxes:

The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.

The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of September 30, 2021, the CI Subsidiary Trust has incurred income tax expense of $86,112.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of September 30, 2021, the CI Subsidiary Trust has no deferred tax liability.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year, in April, July, October, and December. The Trust’s net realized capital gain distribution, if any, is declared in December.

3.	Investment Services Contract

A. Services:

Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Barings is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.

4.	Borrowings

Senior Secured Indebtedness

MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2017. The Note is due November 15, 2027

and accrues interest at 3.53% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the three months ended September 30, 2021, the Trust incurred total interest expense on the Note of $794,250.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

Credit Facility

On July 22, 2021 (the “Effective Date”), MassMutual provided to the Trust, a five-year $30,000,000 committed revolving credit facility. Borrowings under the revolving credit facility bear interest, at the rate of LIBOR plus 2.25%. The Trust will also be responsible for paying a commitment fee of 0.50% on the unused amount. For purposes of calculating the commitment fee for the period from the Effective Date to the earlier to occur of (x) the date that is 270 days after the Effective Date and (y) the first date on which the aggregate outstanding borrowings is greater than $15,000,000, the unused amount shall be deemed to be in an amount equal to $15,000,000. As of September 30, 2021, the Trust had no outstanding borrowings on the revolving credit facility.

5.	Purchases and Sales of Investments
	For the nine months ended 09/30/2021
	Cost of Investments Acquired	Proceeds from Sales or Maturities

Corporate restricted securities	$81,235,334	$84,798,962
Corporate public securities	5,191,383	12,578,965
6.	Risks

Investment Risks

In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include: (i) market risk, (ii) volatility risk and (iii) credit, counterparty and liquidity risk. It is the Trust’s policy to identify, measure and monitor risk through various mechanisms including risk management strategies and credit policies. These include monitoring risk guidelines and diversifying exposures across a variety of instruments, markets and counterparties. There

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

can be no assurance that the Trust will be able to implement its credit guidelines or that its risk monitoring strategies will be successful.

Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may continue to adversely impact the prices and liquidity of the Trust’s investments and the Trust’s performance.

LIBOR

The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments held by a fund and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

7.	Commitments and Contingencies

During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

At September 30, 2021, the Trust had the following unfunded commitments:

Investment	Unfunded Amount	Unfunded Value
Dart Buyer, Inc	$570,500	$566,459
Dwyer Instruments, Inc.	263,158	262,985
Electric Power Systems International Inc	237,040	237,441
Foundation Risk Partners, Corp.	444,444	457,155
FragilePAK	1,093,750	1,095,414
Home Care Assistance, LLC	80,484	80,880
IGL Holdings III Corp. (fka Inovar Packaging Group)	1,038,136	1,034,966
Kano Laboratories LLC	822,181	836,199
Navia Benefit Solutions Inc	1,400,000	1,402,601
ROI Solutions, LLC	2,235,294	2,256,403
SEKO Worldwide, LLC	509,091	515,361
Springbrook Software (SBRK Intermediate, Inc.)	634,043	647,661
Stratus Unlimited (V-Sky Co-Invest Aggregator LP)	344,212	344,495
The Hilb Group, LLC	153,895	158,347
Transit Technologies LLC	499,578	492,474
US Oral Surgery Management (USOSM)	26,363	26,262
	$10,352,168	$10,415,104

As of September 30, 2021 unfunded commitments had unrealized appreciation of $62,936 or 0.02% of net assets.

8.	Quarterly Results of Investment Operations (unaudited)

	March 31, 2021
	Amount	Per Share
Investment income	$5,795,551
Net investment income	4,301,183	$0.21
Net realized and unrealized gain on investments (net of taxes)	8,819,638	0.44

	June 30, 2021
	Amount	Per Share
Investment income	$5,864,164
Net investment income	4,347,464	$0.21
Net realized and unrealized loss on investments (net of taxes)	8,585,199	0.42

	September 30, 2021
	Amount	Per Share
Investment income	$5,764,922
Net investment income	4,179,137	$0.21
Net realized and unrealized gain on investments (net of taxes)	16,670,189	0.82

Barings Corporate Investors

This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Japan Limited; Barings Investment Advisers (Hong Kong) Limited; Barings Funds Trust; Barings Global Short Duration High Yield Fund; Barings BDC, Inc.; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

•	Applications or other forms, interviews, or by other means;
•	Consumer or other reporting agencies, government agencies, employers or others;
•	Your transactions with us, our affiliates, or others; and
•	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

April 2019

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Members of the Board of

Trustees

Clifford M. Noreen

Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

Eric J. Lloyd

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers

Christina Emery

President

Jonathan Bock

Chief Financial Officer

Jill Dinerman

Chief Legal Officer

Michael Cowart

Chief Compliance Officer

Elizabeth Murray

Principal Accounting Officer

Christopher D. Hanscom

Treasurer

Ashlee Steinnerd

Secretary

Alexandra Pacini

Assistant Secretary

Sean Feeley

Vice President

Jonathan Landsberg

Vice President

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

Barings Corporate Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to DST Systems, Inc., the Transfer Agent.

Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Transfer Agent for Barings Corporate Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Corporate Investors

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